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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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  Date of Report (Date of earliest event reported): December 10, 1996

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

                    Georgia                                   001-11081
(State or other jurisdiction of incorporation)     (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

    624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                      (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
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Filed: December 10, 1996

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  ITEM 5.   OTHER EVENTS.  Merry Land & Investment Company, Inc. (the
"Company") has completed the offering of its 8.29% Series D Cumulative Redeemable Preferred Stock (the "Series D Preferred Stock"). The offering of the Series D Preferred Stock was made pursuant to a Prospectus Supplement dated December 5, 1996 relating to the Prospectus dated January 22, 1996 filed with the Company's shelf registration statement #33-65067 on Form S-3.

  Dividends on the shares of Series D Preferred Stock will be cumulative from the date of original issue and will be payable quarterly in arrears on the last day of March, June, September and December of each year in an amount per share equal to $4.145 per annum. The first record date for determination of shareholders entitled to receive dividends on the Series D Preferred Stock is December 16, 1996.

  Shares of the Series D Preferred Stock are not convertible at any time and are not listed on any stock exchange.

  The Series D Preferred Stock is not redeemable prior to December 10, 2026. On or after December 10, 2026, the Series D Preferred Stock may be redeemed for cash at the option of the Company in whole or in part and at a redemption price of $50.00 per share plus accrued and unpaid dividends, if any, thereon. The redemption price other than the portion thereof consisting of accrued and unpaid dividends is payable solely out of the sale proceeds of other capital stock of the Company. The Series D Preferred Stock will not be entitled to the benefit of any sinking fund.

     The net proceeds to the Company from the sale of the shares of the Series D Preferred Stock are estimated at approximately $48.7 million. The Company intends to use the net proceeds to acquire and develop additional apartment properties. Pending such uses, the Company intends to invest temporarily the excess proceeds in interest bearing securities.

     Delivery of the shares of Series D Preferred Stock was made through the facilities of DTC on December 10, 1996.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. The Company is filing with this current report copies of the following documents in connection with this Offering.

     A.   EXHIBIT 1:  Underwriting Agreement.

     B.   EXHIBIT 4:  Articles of Amendment to Articles of Incorporation

     C.   EXHIBIT 5:  Opinion as to the legality of the shares.

     D.   EXHIBIT 8:  Tax Opinion.

     E.   EXHIBIT 12: Statement regarding computation of ratios
                      (incorporated herein by reference to Exhibit 12 of the Company's 1995 10-K filed February 21, 1996)

     F.   EXHIBIT 23: Consent of Hull, Towill, Norman & Barrett, P.C.
                      (contained in Exhibits 5 and 8)

     G.   EXHIBIT 27: Financial Data Schedule (incorporated herein by reference to Exhibit 27 of the Company's 1995 10-K filed February 21, 1996)


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                   Signature Blocks on Following Page
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                                 SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






 Merry Land & Investment
 Company, Inc.
                              (Registrant)


 By:          /s/
 ------------------------------
Dorrie E. Green
As Its Vice President